UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

ACTINIUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36374	74-2659386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Ave., 23rd Floor,

New York, New York 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 677-3870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNM	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Current Report on Form 8-K reports the acceptance by NYSE Regulation of the previously disclosed compliance plan submitted by Actinium Pharmaceuticals, Inc. (the “Company”) on June 18, 2026, and the granting of a plan period through November 27, 2027 - the maximum period available under Section 1009 of the NYSE American Company Guide (the “Company Guide”) - during which the Company’s common stock will continue to be listed and traded on NYSE American LLC (“NYSE American”) under the symbol “ATNM.” This report also furnishes the Company’s related press release.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 27, 2026, Actinium Pharmaceuticals, Inc. (the “Company”) received notice from NYSE American LLC (“NYSE American”) that the Company was not in compliance with the continued listing standards set forth in Sections 1003(a)(ii) and (iii) of the NYSE American Company Guide (the “Company Guide”). The Company submitted a compliance plan to NYSE American on June 18, 2026.

On August 12, 2026, the Company received a letter from NYSE Regulation stating that it had reviewed and accepted the Company’s compliance plan submitted on June 18, 2026 and granted the Company a plan period through November 27, 2027 (the “Plan Period”) to regain compliance with the applicable continued listing standards.

During the plan period, while the Company is not in compliance with the continued listing standards set forth in Sections 1003(a)(ii) and (iii) of the Company Guide, the Company’s common stock will continue to be listed and traded on NYSE American pursuant to an extension, subject to the Company’s compliance with the other continued listing requirements of NYSE American and periodic review by NYSE Regulation of the Company’s compliance with the initiatives outlined in the compliance plan. If the Company does not regain compliance with the applicable continued listing standards by the end of the Plan Period or does not make progress consistent with the compliance plan during the Plan Period, NYSE Regulation may initiate delisting proceedings.

Item 7.01. Regulation FD Disclosure.

On August 14, 2026, the Company issued a press release announcing NYSE Regulation’s acceptance of the Company’s compliance plan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the continued listing of the Company’s common stock on NYSE American, the Company’s compliance plan and the Plan Period, and the Company’s ability to regain compliance with the continued listing standards of the Company Guide. The Company can provide no assurance that it will make progress that NYSE Regulation determines to be satisfactory, that it will regain compliance during the Plan Period, or that subsequent developments will not adversely affect its ability to do so or to remain in compliance with other NYSE American continued listing standards. Forward-looking statements are subject to risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission, and the Company undertakes no obligation to update any forward-looking statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTINIUM PHARMACEUTICALS, INC.

Date: August 14, 2026	By:	/s/ Sandesh Seth
	Name:	Sandesh Seth
	Title:	Chairman and Chief Executive Officer

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